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                                                                                                              EXHIBIT 1.A.(10)(a)(1)

    [LOGO]  MERRILL LYNCH                                                                  MERRILL LYNCH LIFE INSURANCE COMPANY
                                                                                                          LITTLE ROCK, ARKANSAS
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    MERRILL LYNCH ACCOUNT NUMBER                                                                                  POLICY NUMBER
                                                     LIFE INSURANCE APPLICATION                                        SPECIMEN
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    PROPOSED INSURED NO. 1
    SECTION 1 -      COMPLETE IN ALL CASES
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    Full Name of Proposed Insured No. 1 (First, Middle, Last)                                         Social Security Number
    [x] Mr. [ ] Mrs.    [ ] Miss      [ ] Ms.     [ ] Other                                           123-45-6789
                                                           ---------------
            RICHARD ROE

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    Permanent Residence Address
            1234 ANYSTREET

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    City                                                                                              State       Zip Code
            ANYTOWN                                                                                   USA
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    Employer (If Employed)
            ACE ENGINEERING SERVICES
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    Business Address
            6789 SOMESTREET
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    City                                                                                              State       Zip Code
            ANYTOWN                                                                                   USA         01234
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    Occupation & Principal Duties

            ENGINEER - DRAFTING
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    Sex                         Marital Status           Date of Birth                 Place of             U.S. CITIZEN
            MALE                         MARRIED                 4-19-57               Birth              [x] YES    [ ] NO
                                                                                       ANYTOWN,
                                                                                       USA
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    PROPOSED INSURED NO. 2
    SECTION 2 -      COMPLETE IF APPLICABLE
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    Full Name of Proposed Insured No. 1 (First, Middle, Last)                                         Social Security Number
    [ ]Mr.  [ ]Mrs.  [ ]Miss   [ ]Ms.         [ ]Other
                                                      ----------------

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    Permanent Residence Address                                                                       Relationship to Proposed
                                                                                                      Insured #1

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    City                                                                                              State       Zip Code

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    Employer (If Employed)

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    Business Address

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    City                                                                                              State       Zip Code

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    Occupation & Principal Duties

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    Sex                         Marital Status           Date of Birth                 Place of             U.S. Citizen
                                                                                       Birth              [ ] Yes      [ ] No
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    OWNER
    SECTION 3 -      COMPLETE IN ALL CASES (If more than one owner, provide detailed owner information in Section 16 -
                     Additional Information)
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    [x] Proposed Insured No. 1    [ ] Proposed Insured No. 2      [ ]Both Proposed Insured with right of survivorship
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    [ ] Other - If Other, complete
      the following - Owner is:   [ ] Individual   [ ] Trust     [ ] Corporation  [ ] Corporation  [ ] Sole Proprietorship
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    Full Name Of Owner (First, Middle, Last)                                                              Social Security
    [ ] Mr.       [ ] Mrs.        [ ] Miss     [ ] Ms.              [ ] Other                             or Tax ID Number
                                                                             ---------------

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    Permanent Residence Address

            SPECIMEN
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    City                                                                                              State       Zip Code

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    Telephone No.                   Date of Birth              Relationship to                 Relationship to Proposed
                                    or Trust Date            Proposed Insured #1                      Insured #2
    (   )

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    CONTINGENT OWNER
    SECTION 4 - OPTIONAL
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    Full Name Of Owner (First, Middle, Last)                                                             Social Security or
    [ ] Mr.       [ ] Mrs.        [ ] Miss     [ ] Ms.              [ ] Other                               Tax ID Number
                                                                             ---------------

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    Permanent Residence Address


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    Telephone No.                   Date of Birth              Relationship to                     Relationship to
                                    or Trust Date            Proposed Insured #1                 Proposed Insured #2

    (   )
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    BENEFICIARY(IES) DESIGNATION(S)
    SECTION 5 - COMPLETE IN ALL CASES - A PROPOSED INSURED CANNOT BE THE BENEFICIARY
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    Show name(s) and relationship(s) to the proposed insured(s) and provide Social Security or Tax ID numbers (if available).
    The owner reserves the right to change the beneficiary(ies) unless indicated below.  If the owner wishes to restrict future changes in beneficiary designations, write the work "IRREVOCABLE" next to the beneficiary's name.
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    Primary Beneficiary(ies):     Social Security or Tax ID No.         Relationship(s) to proposed insured(s):

         JANE ROE                    ###-##-####                            WIFE
    ---------------------------   -----------------------------------   ------------------------------------


    ---------------------------   -----------------------------------   ------------------------------------


    ---------------------------   -----------------------------------   ------------------------------------


    Contingent Beneficiary(ies):  Social Security or Tax ID No.         Relationship(s) to proposed insured(s):

      FREDERICK ROE                 ###-##-####                             SON
    ---------------------------   -----------------------------------   ------------------------------------


    ---------------------------   -----------------------------------   ------------------------------------


    ---------------------------   -----------------------------------   ------------------------------------

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    PLAN APPLIED FOR
    SECTION 6 - COMPLETE IN ALL CASES
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    Plan                                                 Death Benefit Option (If Applicable on Plan Applied For)

            ESTATE INVESTOR                                               [x]Option #1             [ ] Option #2
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    Base Policy Face Amount                              Additional Insurance Rider    Total Face Amount
                                                         Face Amount Optional)
    $ 1,000,000                                                                        $ 1,500,000
                                                         $ 500,000
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    INITIAL PREMIUM
    SECTION 7 - TO BE PAID IN ONE LUMP SUM.  MODEL PAYMENTS NOT AVAILABLE
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    (1) Initial Premium Amount: Show Amount of Initial Premium That Will Be Paid For This Insurance
                     $45,000.00
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    (2) Premium Enclosed With Application: Indicate Amount.  If None, Write "None".  NONE
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    Payment Method
                     [ ] Check        [x] CMA Insurance Service
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    ADDITIONAL PREMIUM
    SECTION 8 - OPTIONAL
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    Additional premiums are optional and may be made for any duration or frequency desired after the end of the free-look period.  Complete this section if the owner elects to receive reminder notices for additional premiums to be paid by check or for CMA to authorize an automatic debit to the CMA Account.  Specify the premium amount, and the duration and frequency for the remainder notice.  Merrill Lynch Life Insurance Company ("Merrill Lynch Life") reserves the right to refuse any additional premium that would cause the contract to fail to qualify as life insurance under federal tax law, cause the contract to become a Modified Endowment Contract without your consent, or cause the guarantee period to exceed the life of the insured or younger insured for joint life policies.
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       Additional Premium        Amount of Additional             Frequency                        Method of Payment
        Duration (Years)        Premium                  [ ] Annual    [ ] Quarterly   [ ]Check       [ ] CMA Insurance Service

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    SECTION 9 - INITIAL ALLOCATION

    Allocation  of initial investment base is limited to the money market portfolio as described in the prospectus.
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    PREALLOCATION
    SECTION 10 - OPTIONAL (IF AVAILABLE ON PLAN APPLIED FOR)
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                                                                             Show the amount in dollars or percentages
    Note:                       Investment Division Name                                     (in whole numbers)
    Use this section of the
    application to indicate                                                               %  or     $
                                -------------------------------------      ---------------           ------------
    the desired investment              SPECIMEN
    divisions to which                                                                    %  or     $
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    Merrill Lynch Life should
    allocate the owner's                                                                  %  or     $
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    funds.  If there are no
    instructions provided                                                                 %  or     $
                                -------------------------------------      ---------------           ------------
    here, the owner's funds
    will remain in the money
    market investment
    division.  It will be the
    owner's responsibility to
    allocate the funds either
    in writing or by phone.

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SECTION 11 - COMPLETE IN ALL CASES
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[x] New Application                  [ ] Change to existing policy: #                   [ ] Change in Death Benefit Option
                                                                     -----------------
                                     [ ] Exercise of Policy Split Rider Option          [ ] Other
                                                                                                  -------------------------
                                     [ ] Change in Additional Insurance Rider, Specify Amount $

                                                                                                     Proposed         Proposed
                                                                                                 Insured               Insured
                                                                                                     Number 1          Number 2

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1.   Build (Height/Weight) Proposed Insured Number 1:    5   ft.   11  in./ 185   lbs.
                                                      ------    ------     -------
                 Proposed Insured Number 2:        ft.       in./       lbs.
                                            ------    ------     -------

2.   Occupational Duties.  Is the proposed insured not performing his or her usual
     occupational duties (or usual daily duties if student, homemaker or retired) without any    [x] Yes  [ ] No   [ ] Yes  [ ] No
     disabling impairment?  If "NO" provide details in Section 12 - Remarks)

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Provide details for "YES" answers to questions 3 and 4 under Health Care Provider Information

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3.   Health History.  During the past 10 years, has the proposed insured consulted a physician, been hospitalized, treated, advised or diagnosed by a health professional for any heart, liver, lung or kidney trouble, high blood pressure, stroke, diabetes, cancer, nervous or mental disorders or any other health impairments?
                                                                                                 [ ] Yes  [x] No   [ ] Yes  [ ] No
4.   During the past 10 years, has the proposed insured been hospitalized, treated, or diagnosed by a health professional for any disorders of the immune system including AIDS or ARC?
                                                                                                 [ ] Yes  [x] No   [ ] Yes  [ ] No
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HEALTH CARE PROVIDER INFORMATION  If additional space is needed, use Section 12 - Remarks

Proposed
Insured No.      Facility/Doctor           City/State/Telephone No.                  Reason/Diagnosis                  Date

------------     ------------------------  -------------------------------           ---------------------------       ----------

                                                  SPECIMEN
------------     ------------------------  -------------------------------           ---------------------------       ----------


------------     ------------------------  -------------------------------           ---------------------------       ----------


------------     ------------------------  -------------------------------           ---------------------------       ----------

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Provide details for all "YES" answers to questions 5 - 14 in Section 12 - Remarks

5.   Family History.  Have any of the proposed insured's parents or siblings died before the
     age 60 or been diagnosed before the age 60 with coronary artery disease?                    [ ] Yes  [x] No   [ ] Yes  [ ] No

6.   Tobacco Habits.  Has the proposed insured smoked cigarettes or used tobacco in any form
     during the past 12 months?                                                                  [ ] Yes  [x] No   [ ] Yes  [ ] No

7.   Has the proposed insured ever used tobacco in any form? (If "Yes", indicate type,
     frequency and date last used.)                                                              [ ] Yes  [x] No   [ ] Yes  [ ] No

8.   Insurance Activity.  Has the proposed insured ever been refused life insurance, been offered a modified or raised policy, or applied for or received disability benefits from
     any source?                                                                                 [ ] Yes  [x] No   [ ] Yes  [ ] No

9.   Does the proposed insured have any applications pending or any life insurance in force
     with other companies? (If "Yes", list companies, amounts and dates.)                        [ ] Yes  [x] No   [ ] Yes  [ ] No

10.  Will this policy replace or change an existing insurance policy or annuity? (If "Yes",
     list all companies and policy numbers.)                                                     [ ] Yes  [x] No   [ ] Yes  [ ] No

11.  Avocation/Sports.  Has the proposed insured, in the past 2 years engaged in, or expect to engage in, hang gliding, sky diving, scuba or skin diving, motor vehicle racing or
     any other hazardous sports/activities?                                                      [ ] Yes  [x] No   [ ] Yes  [ ] No

12.  Aviation.  During the past 2 years has the proposed insured flown or does the proposed insured expect to fly other than as a passenger on a regularly scheduled airline?  (If
     "Yes", complete the Aviation Questionnaire)                                                 [ ] Yes  [x] No   [ ] Yes  [ ] No

13.  Foreign Travel/Residence.  Does proposed insured currently travel or reside, or expect
     to travel or reside outside the United States (other than Canada)?                          [ ] Yes  [x] No   [ ] Yes  [ ] No

14.  Driving.  During the past 3 years, has the proposed insured been convicted of any moving violations or has the proposed insured ever had a driver's license suspended or revoked
     or been convicted of driving while impaired or intoxicated?                                 [ ] Yes  [x] No   [ ] Yes  [ ] No

     Driver's License Number(s):
                 Proposed Insured Number 1:   R1234-55737-3456      State     USA
                                            ---------------------        ---------------
                 Proposed Insured Number 2:                         State
                                            ---------------------        ---------------

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REMARKS
SECTION 12 - DETAILS FOR "NO" ANSWER TO QUESTION 2; "YES" ANSWERS TO QUESTIONS 5-14.

Proposed                                                            If additional space is needed, use Section 16 -
Insured Number            Question Number  Details (include dates)  Additional Information


-----------------         ---------------  ------------------------------------------------------------------------


-----------------         ---------------  ------------------------------------------------------------------------


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SECTION 13 - SUITABILITY, AGREEMENT AND AUTHORIZATION

Suitability
By signing below, the applicant acknowledges receipt of the appropriate prospectus and understands that the death benefit under the policy may increase or decrease depending upon the investment results of the policy, but will never be less than the face amount. The duration for which a policy is in effect may depend on the investment results of the policy, but will never be less than the Guarantee Period. The policy's cash surrender value may increase or decrease on any day depending upon the investment results. No minimum cash surrender value is guaranteed. The policy is a long-term commitment to meet insurance needs and financial goals.

Agreement

You agree that to the best of your knowledge and belief, all statements and answers in the application are complete and true and may be relied upon in determining whether to issue the policy. The application will form a part of any policy to be issued, and no medical examiner or registered has authority to modify this agreement or waive any of Merrill Lynch Life's rights or requirements. If Merrill Lynch Life makes a correction as indicated in Section 15, it will be approved by acceptance of the policy. You also understand that unless otherwise provided by the Temporary Insurance Agreement, no policy will take effect unless, while the proposed insured(s) is (are) living, the initial premium is paid, the policy is delivered to and accepted by the owner, the answers and statements in this application continue to be complete and true at the time of such payment and delivery, and the proposed insureds' insurability and condition of health remains as stated in the application. Upon request, illustration of death benefits and cash surrender values comparing the policy applied for and a fixed life insurance policy of the same premium will be furnished. We will furnish any information that may be currently required by the insurance supervisory official of the jurisdiction in which this policy is delivered.

Authorization

I, the proposed insured, authorize any physician, hospital or other medical practitioner or facility, insurance company, Medical Information Bureau, or any other organization, institution or person that has any information about my health or any non-medical information relevant to my insurability or that of my minor children who are to be insured to release such information to
Merrill Lynch Life and its reinsurers. I authorize Merrill Lynch Life to obtain investigative consumer reports, if appropriate. I understand that I have a right to learn the content and receive a copy of any such report. This authorization is valid for 2 1/2 years from the date signed and a photographic copy is as valued as the original. I acknowledge receipt of the Fair Credit
Reporting   Act and Medical Bureau Notices.

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
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 SIGNATURES
 SECTION 14 - COMPLETE IN ALL CASES

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 SIGNED AT:  CITY                            STATE                                        ON (DATE)
     ANYTOWN                                      USA                                          SEPTEMBER 15, 1992

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 Note: If owner(s) are other than either Proposed Insured(s), each owner must sign below in his/her appropriate capacity.  For multiple owners, the certifications are assumed to apply to all owners of the policy, unless otherwise specified.
 Certification:  Under penalties of perjury, I certify that:
     1)  The Social Security and/or Taxpayer Identification Number(s) displayed o the first page of this application are correct
         (or I am waiting for a number to be issued to me), and
 CHECK ONE:
     2)  [x]I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS)
         that I am subject to backup withholding, or the IRS has notified me that I am no longer subject to backup withholding.
     3)  [ ] I have been notified by the IRS that I am subject to backup withholding.
====================================================================================================================================

                      Proposed Insured No. 1                                             Proposed Insured No. 2
      (Parent/Guardian if Proposed Insured is Under Age 15)              (Parent/Guardian if Proposed Insured is Under Age 15)

 X   RICHARD ROE                                                    X
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 Applicant/Owner (if Other Than Either Proposed Insured)            Applicant/Owner (if Other Than Either Proposed Insured)

 X                                                                  X
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 Print Name of Financial Consultant/Witness                                  Signature of Financial consultant/Witness and
                                                                                         Social Security Number

 X   ROBERT AGENT                                                   X   ROBERT AGENT ###-##-####
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 CORRECTIONS
 SECTION 15 - HOME OFFICE USE ONLY

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 Minor application corrections (No change will be made in plan, benefits applied for, amount of insurance, age at issue, or underwriting class unless agreed to in writing).


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                                          SPECIMEN
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SECTION 16 - ADDITIONAL INFORMATION

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                                                              SPECIMEN
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